UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): January 24, 2006

FLOTEK INDUSTRIES, INC.

Delaware
(State or Other Jurisdiction of Incorporation)

001-13270
 (Commission File Number)

90-0023731
 (IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas
(Address of Principal Executive Offices)

77040
 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

        On January 24, 2006, Flotek Industries, Inc. issued a news release announcing the it has completed preparations to expand its specialty chemical operations into the Netherlands. CESI Chemical, Inc., a wholly owned specialty chemical subsidiary of Flotek, has registered to begin operations in Holland during the first quarter 2006.

ITEM 9.01    Financial Statements and Exhibits.

        (d)        Exhibits:

Exhibit Number	Description of Exhibit
99.1	News Release dated January 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2006 /s/ Lisa Bromiley Meier Lisa Bromiley Meier Chief Financial Officer